SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):          August 22, 2003
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                         COMMERCIAL FEDERAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         NEBRASKA                     1-11515                    47-0658852
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(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)          Identification Number)


13220 CALIFORNIA STREET, OMAHA, NEBRASKA                              68154
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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                         COMMERCIAL FEDERAL CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

Item 5.  Other Events and Required FD Disclosure:
-------------------------------------------------

         On August 22, 2003, the Registrant announced the appointment of Jane E. Miller, Chief Operating Officer and Executive Vice President of The Gallup Organization to the Board of Directors for the Registrant's subsidiary, Commercial Federal Bank.

         Information regarding this announcement is set forth in the press release dated August 22, 2003, attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits:
-------------------------------------------

(a)      Exhibits

         Exhibit 99            Press release dated August 22, 2003







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


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             COMMERCIAL FEDERAL CORPORATION
                                             (Registrant)


Date:    August 27, 2003                     /s/ David S. Fisher
         ----------------------              ------------------------------
                                             David S. Fisher
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Duly Authorized Officer)





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